SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2002

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (866) 410-8780

SIGNATURE
Exhibit Index
EX-1.A Underwriting Agreement
EX-4.A Officers' Certificate and Authentication
EX-4.B Officers' Certificate and Authentication
EX-5.A Opinion of Dorsey & Whitney LLP.
EX-23.B Consent of KPMG LLP
EX-99.A First Amendment to Credit Agreement

Item 5. Other Events

     On September 23, 2002, the Registrant agreed to sell $40,000,000 principal amount of its 5.625% Insured Senior Notes due October 1, 2017 and $25,000,000 principal amount of its 6.80% Senior Notes due October 1, 2032 (collectively, the “Senior Notes”) pursuant to an Underwriting Agreement dated September 23, 2002 between the Registrant and A.G. Edwards & Sons, Inc., Edward D. Jones & Co., L.P. and Robert W. Baird & Co. Incorporated. The Senior Notes are the subject of a Registration Statement on Form S-3, Registration No. 333-90952 (the “Registration Statement”), filed by the Registrant with the SEC.

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the SEC on March 26, 2002, SEC File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the SEC on May 13, 2002); and as of June 30, 2002 and for the periods ended June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (filed with the SEC on August 14, 2002), and the Current Reports on Form 8-K filed with the SEC on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as they related to Ambac Assurance Corporation, are hereby incorporated by reference into this Current Report, the Registration Statement and the Prospectus Supplement dated September 23, 2002 to the Prospectus dated September 11, 2002 relating to the offering of the Senior Notes and are deemed to be part hereof and thereof. The consent of KPMG LLP is filed as an exhibit to this Current Report.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

     The following exhibits to the Registration Statement are filed as part of this report:

1-A	Underwriting Agreement dated September 23, 2002 between the Registrant and A.G. Edwards & Sons, Inc., Edward D. Jones & Co., L.P. and Robert W. Baird & Co. Incorporated.

4-A	Officers’ Certificate and Authentication Order dated September 23, 2002 relating to the 5.625% Insured Senior Notes due October 1, 2017, including the form of 5.625% Insured Senior Note due October 1, 2017.

4-B	Officers’ Certificate and Authentication Order dated September 23, 2002 relating to the 6.80% Senior Notes due October 1, 2032, including the form of 6.80% Senior Note due October 1, 2032.

5-A	Opinion of Dorsey & Whitney LLP.

23-B	Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries.

99-A	First Amendment dated as of September 19, 2002 to Credit Agreement dated as of April 30, 2002 among Otter Tail Corporation, the Banks, as defined therein, and U.S. Bank National Association, as a Bank and as Agent.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 27, 2002

OTTER TAIL CORPORATION

By:	/s/ George A. Koeck
George A. Koeck Corporate Secretary and General Counsel

Exhibit Index

1-A	Underwriting Agreement dated September 23, 2002 between the Registrant and A.G. Edwards & Sons, Inc., Edward D. Jones & Co., L.P. and Robert W. Baird & Co. Incorporated.

4-A	Officers’ Certificate and Authentication Order dated September 23, 2002 relating to the 5.625% Insured Senior Notes due October 1, 2017, including the form of 5.625% Insured Senior Note due October 1, 2017.

4-B	Officers’ Certificate and Authentication Order dated September 23, 2002 relating to the 6.80% Senior Notes due October 1, 2032, including the form of 6.80% Senior Note due October 1, 2032.

5-A	Opinion of Dorsey & Whitney LLP.

23-B	Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries.

99-A	First Amendment dated as of September 19, 2002 to Credit Agreement dated as of April 30, 2002 among Otter Tail Corporation, the Banks, as defined therein, and U.S. Bank National Association, as a Bank and as Agent.